OTHER OPERATING AND NON-OPERATING INCOME	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
OTHER OPERATING AND NON-OPERATING INCOME	OTHER OPERATING AND NON-OPERATING INCOME
During the year ended December 31, 2023, the Company sold the Golar Seal for $184.3 million. The transaction was completed on March 22, 2023 after successful redelivery of the vessel from its last charter to the buyer resulting in a net gain of $42.5 million disclosed under “Other non-operating income”.

During the years ended December 31, 2022 and 2021 we received loss of hire insurance proceeds for the Golar Ice of $4.4 million and $5.0 million, respectively. These proceeds are recognized in “Other operating income” in our combined carve-out statements of operations within the Predecessor Period.